CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

DERIVED INFORMATION [7/15/02]

Subordinate Notes Offered
(Approximate)

Asset Backed Notes, Series 2002-HI23

Credit Suisse First Boston Mortgage Acceptance Corp.
Depositor

[U.S. Bank NA]
Owner Trustee

[JP Morgan Chase Bank]
Indenture Trustee

     The information contained in the attached materials is referred to as the "Information".

     The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

     The Information addresses only certain aspects of the applicable certificate's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

15 CPR

LIBOR=1.84%

Class	CDR Break	CUM LOSS	WAL	MD

M1	13.6	43.7	8.5	7.5
M2	10.8	37.6	10.3	8.5
BBB+	9.1	33.4	12.1	9.4
BBB	8.5	31.7	14.0	10.0

FWD LIBOR

Class	CDR Break	CUM LOSS	WAL	MD

M1	10.5	36.9	9.3	7.1
M2	7.8	29.8	11.1	7.7
BBB+	6.3	25.3	12.0	7.8
BBB	6.0	24.1	14.6	8.4

1.5xFWD LIBOR

Class	CDR Break	CUM LOSS	WAL	MD

M1	7.8	29.8	10.1	6.7
M2	5.4	22.3	12.2	7.2
BBB+	4.1	17.7	13.3	7.3
BBB	3.8	16.4	15.2	7.5

20 CPR

LIBOR=1.84%

Class	CDR Break	CUM LOSS	WAL	MD

M1	14.6	39.6	7.3	6.6
M2	11.2	32.5	8.7	7.4
BBB+	9.1	27.8	13.3	8.1
BBB	8.4	26.4	15.2	9.4

FWD LIBOR

Class	CDR Break	CUM LOSS	WAL	MD

M1	11.7	33.5	7.7	6.1
M2	8.4	26.2	9.1	6.7
BBB+	6.6	21.6	10.9	7.4
BBB	6.0	19.9	11.8	7.5

1.5xFWD LIBOR

Class	CDR Break	CUM LOSS	WAL	MD

M1	9.2	28.1	8.2	5.9
M2	6.1	20.2	9.8	6.4
BBB+	4.5	15.6	11.6	6.8
BBB	4.0	14.1	12.5	6.9

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

25 CPR

LIBOR=1.84%

Class	CDR Break	CUM LOSS	WAL	MD

M1	15.5	35.4	6.1	5.6
M2	11.6	28.6	7.4	6.4
BBB+	9.2	23.8	8.7	7.2
BBB	8.4	22.1	10.9	8.3

FWD LIBOR

Class	CDR Break	CUM LOSS	WAL	MD

M1	12.9	31.0	6.4	5.3
M2	9.1	23.6	7.8	6.0
BBB+	6.8	18.6	9.0	6.5
BBB	6.2	17.2	11.2	7.3

1.5xFWD LIBOR

Class	CDR Break	CUM LOSS	WAL	MD

M1	10.6	26.7	6.8	5.2
M2	6.9	18.8	8.2	5.7
BBB+	4.8	13.7	9.5	6.1
BBB	4.2	12.2	10.8	6.4

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